                          SECOND AMENDED AND RESTATED
                         EXECUTIVE EMPLOYMENT AGREEMENT

         This Second Amended and Restated Executive Employment Agreement (the "Amendment") is made and entered into as of this 1st day of November, 1997 by and among Berg Electronics Corp. ("Berg"); Berg Electronics Group, Inc.; Harbor Electronics, Inc.; Berg Employment Company; Specialty Connector Company; Socket Express, Inc.; Berg Technology, Inc.; Berg Holdings U.S., Inc.; Berg Electronics Korea Ltd.; Berg Electronics B.V.; Berg Electronics Manufacturing B.V.; Berg Electronics Distributor B.V.; Berg Connector Systems S.L.; Berg Connector Systems GmbH; Bergtronics, O.y.; Berg Electronics, s.r.l.; Berg Electronics Canada, Inc.; Berg Electronics Hong Kong Limited; Berg Electronics Singapore PTE Ltd.; Berg Electronics S.A. (France); CBOS Electronics, A.B.; Berg Electronics, S.A. (Switzerland); Connector Systems Limited; TVS Berg Ltd.; Berg Electronics Taiwan Ltd.; Berg Electronics Japan K.K.; Berg Electronics Engineering, K.K.; Berg Electronics China Ltd.; Berg Electronics Nantong, Ltd.; Connector Systems (U.S.) Inc.; and Connector Systems Technology, N.V. (all, including Berg, collectively called "Employer"), and Robert N. Mills ("Employee") and amends that certain Amended and Restated Executive Employment Agreement entered into as of February 1, 1996 (the "Agreement").

                                  WITNESSETH:

         WHEREAS, the Agreement was for a period of five (5) years and would terminate on the 28th day of February, 2001; and,

         WHEREAS, the parties wish to extend the term of this Agreement in accordance with the terms and conditions hereof.

         NOW, THEREFORE, Employee and Employer, in consideration of the agreement, covenants and conditions herein, agree as follows:

         A. That Section 1(a) of the Agreement is hereby amended so as to read as follows:

         (a) Employer hereby agrees to employ Employee (hereinafter referred to as the "Employment") as Vice Chairman of Berg (the "Position"), and Employee agrees to be employed by Employer in such Position for an initial period of five (5) years ending on the 30th day of October, 2002 (the "Termination Date"), unless terminated earlier as provided herein (the "Employment Period"). In the event that a termination has not occurred prior to the Termination Date, unless either party shall have given written notice to the contrary, at least 30 days prior to the end of the Employment Period or any extension thereof, the Employment Period shall automatically renew for successive one (1) year periods until terminated as provided here or elsewhere hereinbelow.

         B. The parties agree that all other terms and conditions of the Agreement remain in full force and effect except as otherwise provided in this Amendment.



                        [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have hereunto executed this Amendment to the Employment Agreement as of the date first above written.

                 EMPLOYER:                                                   EMPLOYEE:
                 BERG ELECTRONICS CORP.
                 BERG ELECTRONICS GROUP, INC.
                 HARBOR ELECTRONICS, INC.
                 BERG EMPLOYMENT COMPANY
                 SPECIALTY CONNECTOR COMPANY
                 SOCKET EXPRESS, INC.                                        ---------------------------------------------------
                 BERG TECHNOLOGY, INC.                                       Robert N. Mills
                 BERG HOLDINGS U.S., INC.
                 BERG ELECTRONICS KOREA LTD.
                 BERG ELECTRONICS B.V.
                 BERG ELECTRONICS MANUFACTURING
                  B.V.
                 BERG ELECTRONICS DISTRIBUTOR B.V.
                 BERG CONNECTOR SYSTEMS S.L.
                 BERG CONNECTOR SYSTEMS GMBH
                 BERGTRONICS O.Y.
                 BERG ELECTRONICS S.R.L.
                 BERG ELECTRONICS CANADA, INC.
                 BERG ELECTRONICS HONG KONG LIMITED
                 BERG ELECTRONICS SINGAPORE PTE  LTD.
                 BERG ELECTRONICS S.A. (France)
                 CBOS ELECTRONICS, A.B.
                 BERG ELECTRONICS, S.A. (Switzerland)
                 CONNECTOR SYSTEMS LIMITED TVS BERG
                  LTD.
                 BERG ELECTRONICS TAIWAN LTD.
                 BERG ELECTRONICS JAPAN K.K.
                 BERG ELECTRONICS ENGINEERING, K.K.
                 BERG ELECTRONICS CHINA LTD.
                 BERG ELECTRONICS NANTONG, LTD.
                 CONNECTOR SYSTEMS (U.S.), INC.
                 CONNECTOR SYSTEMS TECHNOLOGY,
                  N.V.


                 By:
                     -------------------------------------------------
                     David M. Sindelar, Senior Vice President
                     on behalf of all of the above companies





                                      2